10. INCOME TAXES (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Income Taxes Details 2
Taxes computed at statutory rates	$ 4,595	$ 3,720	$ 3,639
Decrease in taxes due to net nontaxable income	(312)	(330)	(205)
Increase in taxes due to nondeductible expenses	114	166	40
Tax credits	0	0	0
Other	0	99	0
Income tax expense	$ 4,397	$ 3,655	$ 3,474
Effective tax rate	33.50%	33.40%	32.50%